--------------------------------------------------------------------------------

INVESTMENT ADVISER     Value Line, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

DISTRIBUTOR            Value Line Securities, Inc.
                       220 East 42nd Street
                       New York, NY 10017-5891

CUSTODIAN BANK         State Street Bank and Trust
                       Co.
                       225 Franklin Street
                       Boston, MA 02110

SHAREHOLDER            State Street Bank and Trust
SERVICING AGENT        Co.
                       c/o NFDS
                       P.O. Box 419729
                       Kansas City, MO 64141-6729

INDEPENDENT            Price Waterhouse LLP
ACCOUNTANTS            1177 Avenue of the Americas
                       New York, NY 10036

LEGAL COUNSEL          Peter D. Lowenstein, Esq.
                       Two Greenwich Plaza, Suite
                       100
                       Greenwich, CT 06830

TRUSTEES               Jean Bernhard Buttner
                       John W. Chandler
                       Leo R. Futia
                       Charles E. Reed
                       Paul Craig Roberts
                       Nancy-Beth Sheerr

OFFICERS               Jean Bernhard Buttner
                       CHAIRMAN AND PRESIDENT
                       Christopher Bischof
                       VICE PRESIDENT
                       Richard Cunniffe
                       VICE PRESIDENT
                       David T. Henigson
                       VICE PRESIDENT and
                       SECRETARY/TREASURER
                       Jack M. Houston
                       ASSISTANT SECRETARY/TREASURER
                       Stephen La Rosa
                       ASSISTANT SECRETARY/TREASURER

         THIS AUDITED REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE TRUST (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                      VLF#701196

                      ------------------------------------

                                 ANNUAL  REPORT
                      ------------------------------------
                                JANUARY 31, 1997
                    ----------------------------------------

                                   VALUE LINE
                                   AGGRESSIVE
                                  INCOME TRUST

                                     [LOGO]

VALUE LINE AGGRESSIVE INCOME TRUST

                                                    To Our Value Line Aggressive
-------------------------------------------

To Our Shareholders:

We are pleased to send you this Value Line Aggressive Income Trust (the "Trust") annual report for the fiscal year ended January 31, 1997.

For the year, your Trust posted a total return (changes in net asset value plus reinvestment of dividends) of 18.12%. By comparison, the Lehman Brothers Aggregate Bond Index (representative of the fixed-income market as a whole) returned only 3.26%, while the Merrill Lynch High-Yield Master II Index (a standard performance measure for higher-yield bonds) registered a gain of 10.35%.

As you can see from the performance of the Lehman Aggregate Bond Index noted above, the broad bond market performed poorly over the period, with the yield on the ten-year U.S. Treasury Note rising from 5.57% to 6.50%. The outperformance of the high-yield market was due to several factors: a rising stock market, higher coupon income, and a tightening of the yield spread of high-yield bonds over U.S. Treasury bonds.

The excellent performance by your Trust over the past fiscal year was the result of a number of factors:

Strong industry selections: Your Trust's management maintained its over-weighted position in telecommunications, a top-performing sector, through the fiscal year. The telecommunications sector has accounted for a growing portion of new high-yield issues to date, and we expect this trend to continue. Particular subsectors of the telecommunications sector that we expect to continue to come to the high-yield market include personal communications services (PCS) and competitive local exchange carriers (CLECs). Balancing the risk and reward assessments of these new offerings will remain a focus of our efforts. To date, we have invested across a range of CLEC issuers, and are currently evaluating several opportunities in PCS providers. In addition, we increased our weighting in the oilfield services and financial services industries, both top-performing sectors over the past year. Furthermore, we have scaled down our allocation to the radio/TV sector, a top-performing segment in the prior year, as a result of the consolidation unleashed in that industry as a result of the Telecommunications bill enacted last year. Meanwhile, we remained under-weighted in retailing, restaurants, and homebuilding, three sectors whose performance lagged during the year.

Credit stability: The rate of default on high-yield bonds declined sharply last year, according to Moody's Investors Service, from 1.51% of outstanding principal in 1995, to 1.31% in 1996. Credit ratings for holdings in your Trust, however, remained stable over the year. None was materially downgraded by a major credit-rating agency.

Positions in BB-rated bonds: Bonds rated BB tend to have greater sensitivity to interest-rate movements than those rated single B or lower. During the 12 months ended January 31, 1997, the price of 10-year U.S. Treasury notes declined, and the yield rose by one percentage point, to 6.50%. Though our BB-rated bonds tracked this price change, we reduced our exposure to these higher-rated credits during the first half of the year, lessening the impact of the price decline.

Our allocations among industry sectors are likely to shift as valuations change. We expect to trim our holdings in telecommunications and financial services, which performed so well last year. Meanwhile, as we see attractive opportunities in retailing, restaurants, supermarkets, and home building, where valuations are near historical lows, we are likely to increase our holdings in these sectors.

We will continue to keep a diversified portfolio that meets your Trust's objectives of maximizing high current income, while striving to constantly improve our credit selection to minimize undue volatility of principal. Furthermore, we believe that high-yield bonds will continue to represent good relative value within the universe of fixed-income securities.

We thank you for your continued confidence in the Value Line Aggressive Income Trust, and we look forward to serving your investment needs in the future.

                Sincerely,

                                                          [SIGNATURE]

                Jean Bernhard Buttner

                CHAIRMAN and PRESIDENT

March 27, 1997

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

Income Trust Shareholders
-------------------------------------------

Economic Observations

The current economic expansion is now entering its seventh year. Although this does not yet qualify as the longest peacetime period of growth on record (both the 1960's and the 1980's experienced somewhat longer upcycles), it is still quite noteworthy, especially since there are as yet few signs that this lengthy run of uninterrupted prosperity is about to draw to a close. In fact, recent reports show that there is still a good deal of strength around, with high doses of consumer confidence, continuing solid job growth, and healthy levels of retail, housing, and manufacturing activity pointing to economic growth that will likely stay above 2% for most, if not all, of 1997.

Inflation, meanwhile, continues to be under control, with prices at both the producer (or wholesale) and consumer levels either falling or going up modestly. This healthy inflation trend, which is remarkable given the longevity of the business expansion, is, moreover, showing few signs of running its course. Underscoring our optimism in this area is the fact that there is still a lack of serious shortages on either the labor or the raw materials fronts, although we do note that the recent pickup in wage pressures could, if unchecked, pose some threat down the road.

Interest rates, meanwhile, reflecting the likely moderate pace of upcoming economic growth and the benign nature of inflation, are unlikely to change all that much over the next year. Nevertheless, we caution that recent remarks by Federal Reserve Chairman Alan Greenspan, in which he indicated that the Fed has, in the past, occasionally raised rates before higher inflation actually took hold, and the subsequent one-quarter of a percentage point increase in short-term interest rates, would seem to suggest that the central bank will not be shy about tightening the credit reins further this year, if it sees the need. An additional upward move in rates, if sufficiently pronounced, would not be good news for either the stock or the bond markets, or, ultimately, for the U.S. economy.

Performance Data:*

                                                                 1 year ended     5 years ended   10 years ended
                                                                   12/31/96         12/31/96         12/31/96
                                                                -------------------------------------------------
Average Annual Total Return*                                        19.75%           12.97%            9.12%


                                                                 1 year ended     5 years ended   10 years ended
                                                                    1/31/97          1/31/97          1/31/97
                                                                -------------------------------------------------
Average Annual Total Return*                                        18.12%           12.72%            8.93%

* THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURN AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL-GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE

   WORTH MORE OR LESS THAN ITS ORIGINAL COST.

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

-------------------------------------------

The following graph compares the performance of the Value Line Aggressive Income Trust to that of the Lehman Brothers Aggregate Bond Index. The Value Line Aggressive Income Trust is a professionally managed mutual fund, while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
VALUE LINE AGGRESSIVE INCOME TRUST AND THE LEHMAN AGGREGATE BOND INDEX*
                                                                                                  The Value Line Aggressive/Income
                                                                                                                             Trust
1/1/87                                                                                                                     $10,000
12/31/87                                                                                                                     9,467
12/31/88                                                                                                                    10,271
12/31/89                                                                                                                    10,215
12/31/90                                                                                                                    10,141
12/31/91                                                                                                                    12,924
12/31/92                                                                                                                    14,514
12/31/93                                                                                                                    17,235
12/31/94                                                                                                                    16,087
12/31/95                                                                                                                    19,914
12/31/96                                                                                                                    23,522

                COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
VALUE LINE AGGRESSIVE INCOME TRUST AND THE LEHMAN AGGREGATE BOND INDEX*

                                                                                               Lehman Aggregate Bond Index

1/1/87                                                                                                             $10,000

12/31/87                                                                                                            10,489

12/31/88                                                                                                            11,089

12/31/89                                                                                                            12,371

12/31/90                                                                                                            13,811

12/31/91                                                                                                            15,610

12/31/92                                                                                                            17,322

12/31/93                                                                                                            18,905

12/31/94                                                                                                            18,468

12/31/95                                                                                                            21,597

12/31/96                                                                                                            22,302


                   (Period covered is from 2/1/87 to 1/31/97)

--------------------------------------------------------------------------------

* THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS REPRESENTATIVE OF THE BROAD FIXED-INCOME MARKET. IT INCLUDES GOVERNMENT, INVESTMENT-GRADE CORPORATE, AND MORTGAGE-BACKED BONDS. THE RETURNS FOR THE INDEX DO NOT REFLECT EXPENSES, WHICH ARE DEDUCTED FROM THE TRUST'S RETURNS.

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

Schedule of Investments
January 31, 1997
-------------------------------------------

 Principal
  Amount                                                                                            Value
------------------------------------------------------------------------------------------------------------
                                                                                   UNITS (5.8%)
             BROADCASTING/CABLE TV (1.3%)
$ 2,000,000  Orion Network Systems, Inc., consisting of (Senior Discount Notes and Warrants to purchase Common Stock, zero coupon until 1/15/02, 12 1/2% thereafter) due
               1/15/07.........................................................................  $ 1,115,000
             HOME APPLIANCE (0.7%)
    500,000  Health-o-Meter, Inc., consisting of (13%, Senior Subordinated Notes and Warrants
               to purchase Common Stock) due 8/15/02...........................................      552,500
             TELCOMMUNICATION SERVICES (3.8%)
  3,500,000  Colt Telecom Group PLC, consisting of (Senior Discount Notes and Warrants to purchase ordinary shares, zero coupon until 12/15/01, 12% thereafter), due
               12/15/06........................................................................    2,152,500
  1,000,000  RSL Communications Ltd., consisting of (12 1/4%, Senior Notes and Warrants to
               purchase class A Common Stock) due 11/15/06 (1).................................    1,037,500
                                                                                                 -----------
                                                                                                   3,190,000
                                                                                                 -----------

             TOTAL UNITS (COST $4,656,057).....................................................    4,857,500
                                                                                                 -----------

                                                                CORPORATE BONDS & NOTES (66.4%)
             AUTO PARTS (1.2%)
  1,000,000  Hawk Corp., 10 1/4%, Senior Notes, 12/1/03 (1)....................................    1,018,750
             BROADCASTING/CABLE TV (8.2%)
    500,000  Busse Broadcasting Corp., Senior Secured Notes, 11 5/8%, 10/15/00.................      509,375
    500,000  Commodore Media Inc., Senior Subordinated Notes, (7 1/2%, until 5/1/98, 13 1/4%
               thereafter) 5/1/03..............................................................      525,000
  2,000,000  EchoStar Satellite Broadcasting Corp., Senior Secured Discount Notes, (zero coupon
               until 3/15/00, 13 1/8%, thereafter) 3/15/04.....................................    1,437,500
  1,000,000  International Cabletel Inc., Senior Deferred Coupon Notes, (zero coupon until
               10/15/98, 10 7/8%, thereafter) 10/15/03.........................................      840,000
  1,000,000  Paxson Communicating Corp., Senior Subordinated Notes, 11 5/8%, 10/1/02...........    1,048,750
  1,000,000  Spanish Broadcasting Systems, Inc., Senior Subordinated Notes, (7 1/2%, until
               6/15/97, 12 1/2% thereafter) 6/15/02............................................    1,052,500
  2,000,000  United International Holdings, Inc., Senior Secured Discount Notes, Ser-B, (zero
               coupon), 11/15/99...............................................................    1,455,000
                                                                                                 -----------
                                                                                                   6,868,125
             COAL/ALTERNATE ENERGY (2.5%)
             AES Corp., Senior Subordinated Notes,:
    490,000     9 3/4%, 6/15/00................................................................      510,213
  1,000,000    10 1/4%, 7/15/06................................................................    1,085,000
    500,000  Panda Funding Corp., Subordinated Notes, Series "A", 11 5/8%, 8/20/12 (1).........      514,375
                                                                                                 -----------
                                                                                                   2,109,588

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

Schedule of Investments
-------------------------------------------

 Principal
  Amount                                                                                            Value
------------------------------------------------------------------------------------------------------------
             COMPUTER SOFTWARE & SERVICES (1.2%)
$   950,000  ComputerVision Corp., Senior Subordinated Notes, 11 3/8%, 8/15/99.................  $   985,625

             FINANCIAL SERVICES (5.4%)
  1,000,000  Homeside Inc., Senior Secured Second Priority Notes, 11 1/4%, 5/15/03.............    1,138,750
  1,250,000  Imperial Credit Industries, Inc., Senior Notes, 9 7/8%, 1/15/07 (1)...............    1,281,250
  1,000,000  Ocwen Financial Corp., Notes, 11 7/8%, 10/1/03....................................    1,093,750
  1,000,000  Wilshire Financial Services Group, Inc., Notes, 13%, 1/1/04.......................    1,002,500
                                                                                                 -----------
                                                                                                   4,516,250

             FURNITURE/HOME FURNISHINGS (3.5%)
  2,635,000  Cort Furniture Rental Co., Senior Notes, 12%, 9/1/00..............................    2,931,438

             GROCERY (1.2%)
  1,000,000  Grand Union Co., 12%, Senior Notes, 9/1/04........................................    1,012,500

             HOTEL/GAMING (3.6%)
  1,000,000  Aztar Corp., Senior Subordinated Notes, 13 3/4%, 10/1/04..........................    1,102,500
  1,000,000  GB Properties Funding Corp., First Mortgage Notes, 10 7/8%, 1/15/04...............      798,750
    500,000  Lady Luck Gaming Financial Corp., First Mortgage Notes, 11 7/8%, 3/1/01...........      491,875
    500,000  Showboat Inc., Senior Subordinated Notes, 13%, 8/1/09.............................      567,500
                                                                                                 -----------
                                                                                                   2,960,625

             MEDICAL SERVICES (1.7%)
  1,500,000  Paracelsus Healthcare Corp., Senior Subordinated Notes, 10%, 8/15/06..............    1,456,875

             OFFICE EQUIPMENT & SUPPLIES (1.2%)
  1,000,000  Mail-Well Corp., Senior Subordinated Notes, 10 1/2%, 2/15/04......................    1,018,750

             OILFIELD SERVICES/EQUIPMENT (1.9%)
  1,000,000  Deeptech International, Senior Secured Notes, 12%, 12/15/00.......................    1,071,250
    500,000  Falcon Drilling Co., Inc., Senior Subordinated Notes, Series "B", 12 1/2%,
               3/15/05.........................................................................      556,875
                                                                                                 -----------
                                                                                                   1,628,125

             PAPER & FOREST PRODUCTS (3.0%)
  1,000,000  Doman Industries, Ltd., Senior Notes, 8 3/4%, 3/15/04.............................      950,000
  1,500,000  Stone Container Corp., 10 3/4%, 6/15/97...........................................    1,518,750
                                                                                                 -----------
                                                                                                   2,468,750

             PETROLEUM-INTEGRATED (4.7%)
  2,500,000  Clark R & M Holdings Inc., Senior Secured Notes, Series "A" (zero coupon),
               2/15/00.........................................................................    1,831,250
  2,000,000  Statia Terminals International N.V., First Mortgage Notes, 11 3/4%, 11/15/03
               (1).............................................................................    2,117,500
                                                                                                 -----------
                                                                                                   3,948,750

             PETROLEUM-PRODUCING (1.3%)
  1,000,000  Abraxas Petroleum Corp., Senior Notes, 11 1/2%, 11/1/04 (1).......................    1,080,000

             RETAIL STORE (1.3%)
  1,000,000  Eye Care Centers of America, Inc., Senior Notes, 12%, 10/1/03.....................    1,076,250

             STEEL (1.3%)
  1,035,000  ACME Metals Inc., Senior Secured Discount Notes (zero coupon until 8/1/97, 13 1/2%
               thereafter), 8/1/04.............................................................    1,085,456

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

                                                                January 31, 1997
-------------------------------------------

 Principal
  Amount                                                                                            Value
------------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (22.5%)
$ 1,000,000  Advanced Radio Telecommunications, Corp., Senior Secured Notes, 12 1/2%, 12/15/98
               (1)(3)..........................................................................  $ 1,000,000
  1,000,000  American Communications Services Inc., Senior Discount Notes, (zero coupon until
               11/1/00, 13%thereafter), 11/1/05................................................      630,000
  1,000,000  Cellular Communication International, Inc., Senior Discount Notes, (zero coupon)
               8/15/00.........................................................................      670,000
  1,000,000  Centennial Cellular Corp., Senior Notes, 8 7/8%, 11/1/01..........................      973,750
  2,000,000  Clearnet Communications Inc. Senior Discount Notes, (zero coupon until 12/15/00,
               14 3/4%, thereafter), 12/15/05..................................................    1,297,500
  1,000,000  Comcast Cellular Corp., Series "B" Participating Notes, (zero coupon), 3/15/05....      730,000
    500,000  Fonorola Inc., Senior Secured Notes, 12 1/2%, 8/15/02.............................      545,000
  1,600,000  GST USA Inc. Senior Discount Notes, (zero coupon until 12/15/00, 13 7/8%
               thereafter), 12/15/05...........................................................      960,000
  1,000,000  Hyperion Telecommunications, Inc., Series "B", Senior Discount Notes, (zero coupon
               until 4/15/01, 13% thereafter), 4/15/03.........................................      577,500
  2,000,000  IXC Communications Inc., Senior Notes, Series "B" 12 1/2%, 10/1/05................    2,247,500
  1,000,000  Intermedia Communications of Florida, Inc., Senior Notes, Series "B" 13 1/2%,
               6/1/05..........................................................................    1,144,220
  2,000,000  International Wireless Communications Holdings, Inc., Senior Secured Discount
               Notes, (zero coupon), 8/15/01...................................................    1,140,000
  1,095,000  Ionica PLC, Senior Notes, 13 1/2%,8/15/06.........................................    1,272,937
  1,000,000  Microcell Telecommunications, Inc. Senior Discount Notes, (zero coupon until
               12/1/01, 14% thereafter), 6/1/06................................................      590,000
  1,000,000  Millicom International Cellular S.A., Senior Subordinated Discount Notes, (zero
               coupon until 6/1/01, 13 1/2%thereafter), 6/1/06.................................      656,250
  2,000,000  Nextell Communications Inc., Senior Discount Notes, (zero coupon until 2/15/99,
               9 3/4%, thereafter), 8/15/04....................................................    1,417,500
  1,000,000  Omnipoint Corp., Senior Notes, 11 5/8%, 8/15/06...................................    1,043,750
  2,000,000  Sprint Spectrum L.P., Senior Discount Notes, (zero coupon until 8/15/01, 12 1/2%
               thereafter), 8/15/06............................................................    1,367,500
  1,000,000  Winstar Communications, Inc., Senior Discount Notes, (zero coupon until 10/15/00,
               14% thereafter), 10/15/05.......................................................      600,000
                                                                                                 -----------
                                                                                                  18,863,407

             THRIFT (0.7%)
    500,000  Dime Bancorp, Senior Notes, 10 1/2%, 11/15/05.....................................      546,875
                                                                                                 -----------

             TOTAL CORPORATE BONDS & NOTES (COST $53,916,553)..................................   55,576,139
                                                                                                 -----------

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

Schedule of Investments
-------------------------------------------

 Principal
  Amount
 or Shares                                                                                          Value
------------------------------------------------------------------------------------------------------------
                                                               CONVERTIBLE BONDS & NOTES (1.0%)
             TELECOMMUNICATIONS SERVICES (1.0%)
$   200,000  GST Telecommunications, Inc., Senior Subordinated Discount Notes, (zero coupon
               until 12/15/00, 13 7/8%thereafter), 12/15/05 (1)................................  $   182,000
  1,000,000  Winstar Communications, Inc., Senior Subordinated Discount Notes (zero coupon
               until 10/15/00, 14% thereafter) 10/15/05 (1)....................................      653,750
                                                                                                 -----------

             TOTAL CONVERTIBLE BONDS & NOTES (COST $893,328)...................................      835,750
                                                                                                 -----------

                                                                 PREFERRED BONDS & NOTES (2.4%)
             FINANCIAL SERVICES (2.4%)
  2,000,000  BankUnited Capital, Trust Pfd. Securities, Series A, 10 1/4%, 12/31/26 (1)........    2,020,000
                                                                                                 -----------

             TOTAL PREFERRED BONDS & NOTES (COST $2,010,000)...................................    2,020,000
                                                                                                 -----------

                                                                         PREFERRED UNITS (1.2%)
             TELECOMMUNICATION SERVICES (1.2%)
     20,000  Nextlink Communications, Inc., consisting of (14%, Senior Exchangeable Redeemable
               Preferred Stock and Contingent Warrants to purchase Junior Stock @ $.01, expire
               2/1/09).........................................................................    1,020,000
                                                                                                 -----------

             TOTAL PREFERRED UNITS (COST $1,000,000)...........................................    1,020,000
                                                                                                 -----------

                                                                        PREFERRED STOCKS (0.7%)
             TELECOMMUNICATIONS SERVICES (.7%)
        537  ICG Holdings Inc., 14 1/4%, 5/1/07 (4)............................................      585,330
                                                                                                 -----------

             TOTAL PREFERRED STOCKS (COST $506,250)............................................      585,330
                                                                                                 -----------

                                                                           COMMON STOCKS (0.3%)
             OFFICE EQUIPMENT & SUPPLIES (0.3%)
     14,205  Mail-Well Holdings, Inc. (1)(2)...................................................      253,914
                                                                                                 -----------

             TOTAL COMMON STOCK (COST $53,500).................................................      253,914
                                                                                                 -----------

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

                                                                January 31, 1997
-------------------------------------------

 Number of
 Warrants                                                                                           Value
------------------------------------------------------------------------------------------------------------
                                                                                WARRANTS (0.2%)
             BROADCASTING/CABLE TV (0.0%)
      9,500  American Telecasting Inc., (to purchase Common Stock @ $12.65, expire 6/15/99)
               (1)(2)..........................................................................  $       475

             HOUSEHOLD PRODUCTS (0.0%)
        500  Chattem Inc., (to purchase Common Stock @ $16.79, expire, 6/17/99) (1)(2).........        8,750

             RETAIL STORE (0.0%)
        500  Eye Care Centers of America, (to purchase Common Stock, expire 10/1/03) (2).......        5,005

             TELECOMMUNICATION SERVICES (0.2%)
      6,005  Advance Radio Telecom Corp., (to purchase Common Stock @ $.01, expire 11/12/06)
               (1)(2)..........................................................................       30,025
      6,600  Clearnet Communications Inc., (to purchase class "A" non-voting shares @ $16.36,
               expire 9/15/05) (1)(2)..........................................................       39,600
      1,000  Hyperion Telecommunications, Inc., (to purchase Common Stock @ 0.02, expire
               4/15/01) (1)(2).................................................................       20,000
      4,125  ICG Holdings Inc., (to purchase Common Stock @ $12.51, expire 9/15/05) (1)(2).....       45,408
        500  Intermedia Communication of Florida, (to purchase Common Stock @ $10.86, expire
               6/1/00) (1)(2)..................................................................       11,875
      2,000  International Wireless Communication Holdings Inc., (to purchase Common Stock @
               $.01, expire 8/15/01) (1)(2)....................................................           20
      1,095  Ionica PLC, (to purchase Common Stock @ L.10, expire 8/15/06) (1)(2)..............            0
      4,000  Microcell Telecommunications Inc., "Initial", (to purchase class "B" non-voting
               shares @ $.01, expire 12/31/97) (1)(2)..........................................       26,000
      4,000  Microcell Telecommunications Inc., "Conditional", (to purchase class "B"
               non-voting shares @ $.01, expire 12/31/97) (1)(2)...............................        1,000
      1,000  Nextel Communications Inc., Series "A", (to purchase Common Stock, expire 4/25/99)
               (1)(2)..........................................................................           10
                                                                                                 -----------
                                                                                                     173,938
                                                                                                 -----------

             TOTAL WARRANTS (COST $355,054)....................................................      188,168
                                                                                                 -----------

             TOTAL INVESTMENT SECURITIES (78.0%) (COST $63,390,742)............................   65,336,801
                                                                                                 -----------

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

Schedule of Investments
January 31, 1997
-------------------------------------------

 Principal
  Amount                                                                                            Value
------------------------------------------------------------------------------------------------------------
                                      REPURCHASE AGREEMENT (12.4%) (including accrued interest)

$10,385,000  Collateralized by $9,655,000 U.S. Treasury Notes 7 7/8%, due 8/15/01 with a value of $10,583,474 (With Morgan Stanley & Co. 5.52%, dated 1/31/97, due 2/3/97 delivery value $10,389,777).....................................................  $10,386,592

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (9.6%)..........................................    8,041,529
                                                                                                 -----------

NET ASSETS (100.0%)............................................................................  $83,764,922
                                                                                                 -----------

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER OUTSTANDING SHARE...........................  $      8.21
                                                                                                 -----------

(1)144A SECURITY WHERE CERTAIN CONDITIONS FOR PUBLIC SALE MAY EXIST.

(2)NON-INCOME PRODUCING SECURITY.

(3)UNREGISTERED SECURITY, WHEN ISSUED.

(4)PIK (PAYMENT-IN-KIND). INTEREST PAYMENT IS MADE WITH ADDITIONAL SECURITIES.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

Statement of Assets and Liabilities
                                      Statement of Operations
at January 31, 1997
                                      for the Year Ended January 31, 1997
------------------------------------------------------------------------

                       Dollars
       (IN THOUSANDS EXCEPT PER SHARE AMOUNT)
                  ----------------
Assets:
Investment securities, at value
  (cost--$63,391).........................  $  65,337
Repurchase agreement (cost $10,387).......     10,387
Cash......................................      1,018
Receivable for securities sold............      8,237
Interest receivable.......................      1,296
Receivable for trust shares sold..........      1,049
                                            ---------
    Total Assets..........................     87,324
                                            ---------

Liabilities:
Payable for securities purchased..........      3,181
Payable for trust shares repurchased......         33
Dividends payable to shareholders.........        217
Accrued expenses:
  Advisory fee............................         50
  Other...................................         78
                                            ---------

    Total Liabilities.....................      3,559
                                            ---------

Net Assets:...............................  $  83,765
                                            ---------

Net Assets:
Capital Stock, at $.01 par value
  (authorized unlimited, outstanding
  10,203,803 shares of beneficial
  interest)...............................  $     102
Additional paid-in capital................     90,722
Accumulated net realized loss on
  investments.............................     (9,021)
Undistributed net investments income......         16
Unrealized net appreciation of
  investments.............................      1,946
                                            ---------
    Net Assets............................  $  83,765
                                            ---------

Net Asset Value, Offering and Redemption
  Price per Outstanding Share.............  $    8.21
                                            ---------

                       Dollars
                    (IN THOUSANDS)
                   ---------------
Investment Income:
Interest income............................  $   5,900
Other income...............................        124
                                             ---------
                                                 6,024
Expenses:
Advisory fee...............................        425
Registration and filing fees...............         39
Auditing and legal fees....................         35
Transfer agent fees........................         34
Custodian fees.............................         25
Printing, checks and stationery............         21
Trustees' fees and expenses................         13
Taxes and other expenses...................         11
Postage and insurance......................         11
Telephone and wire charges.................          5
                                             ---------
    Total Expenses before custody
     credits...............................        619
    Less custody credits...................         (7)
                                             ---------
    Net Expenses...........................        612
                                             ---------

Net Investment Income......................      5,412
                                             ---------

Realized and Unrealized Gain on Investments
  Realized Gain--Net.......................      3,979
  Change in Unrealized Appreciation--Net...        334
                                             ---------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments...      4,313
                                             ---------
Net Increase in Net Assets from
  Operations...............................  $   9,725
                                             ---------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

Statement of Changes in Net Assets
for the Years Ended January 31, 1997 and 1996
------------------------------------------------------------------------

                                                                                           1997       1996
                                                                                         --------------------

                                                                                             (DOLLARS IN
                                                                                              THOUSANDS)
Operations:
  Net investment income................................................................  $   5,412  $   3,303
  Realized gain on investments--net....................................................      3,979      1,577
  Change in net unrealized appreciation................................................        334      2,601
                                                                                         --------------------
  Net increase in net assets from operations...........................................      9,725      7,481
                                                                                         --------------------

Distributions to Shareholders:
  Net investment income................................................................     (5,396)    (3,336)
                                                                                         --------------------

Trust Share Transactions:
  Net proceeds from sale of shares.....................................................    103,830     28,957
  Net proceeds from reinvestment of distribution to shareholders.......................      3,613      2,225
                                                                                         --------------------
                                                                                           107,443     31,182
  Cost of shares repurchased...........................................................    (69,783)   (23,311)
                                                                                         --------------------
  Increase from share transactions.....................................................     37,660      7,871
                                                                                         --------------------
Total Increase in Net Assets...........................................................     41,989     12,016

Net Assets:
  Beginning of year....................................................................     41,776     29,760
                                                                                         --------------------
  End of year..........................................................................  $  83,765  $  41,776
                                                                                         --------------------

Undistributed net investment income
  at end of year.......................................................................  $      16  $      --
                                                                                         --------------------

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

Notes to Financial Statements                                   January 31, 1997
-------------------------------------------

1.Significant Accounting Policies

Value Line Aggressive Income Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The primary investment objective of the Trust is to maximize current income through investment in a diversified portfolio of high-yield fixed-income securities. As a secondary investment objective, the Trust will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high-yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (issuers' inability to meet principal and interest payments on their obligations) than are more highly rated securities, which react primarily to movements in the general level of interest rates. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Trust in the preparation of its financial statments. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. The Trustees have determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative bid and asked prices or, when stock exchange valuations are used, at the latest quoted sale price as of the regular close of business of the New York Stock Exchange on the valuation date. Other assets and securities for which market valuations are not readily available are valued at their fair value as the Trustees may determine. Short term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market.

(B) Repurchase Agreements. In connection with transacting in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Distributions. It is the policy of the Trust to distribute all of its net investment income to shareholders. Dividends from net investment income will be declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code. Income dividends and capital gains distributions are automatically reinvested in additional shares of the Trust unless the shareholder has requested otherwise. Income earned by the Trust on weekends, holidays and other days on which the Trust is closed for business is declared as a dividend on the next day on which the Trust is open for business.

(D) Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

Notes to Financial Statements
-------------------------------------------
the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax or excise tax provision is required.

For the year ended January 31, 1997, permanent book tax differences due to the expiration of capital loss carryovers of $2,608,000 were reclassified from accumulated net realized loss on investments to additional paid-in capital.

(E) Investments. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified-cost basis. Interest income, adjusted for amortization of discount, including original-issue discount required for federal income tax purposes on investments, is earned from settlement date and recognized on the accrual basis.

(F) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

2.Trust Share Transactions

Transactions in shares of beneficial interest in the Trust were as follows:

                                      Year Ended January
                                             31,
                                     --------------------
                                       1997       1996
                                     --------------------

                                        (IN THOUSANDS)
Shares sold........................     13,168      3,983
Shares issued to shareholders in
  reinvestment of dividends........        458        310
                                     --------------------
                                        13,626      4,293
Shares repurchased.................     (8,887)    (3,207)
                                     --------------------
Net increase.......................      4,739      1,086
                                     --------------------

3.Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                       Year Ended
                                    January 31, 1997
                                    ----------------

                                     (IN THOUSANDS)
PURCHASES:
U.S. Treasury Obligations.........     $      960
Other Investment Securities.......        159,438
                                    ----------------
                                    $     160,398
                                    ----------------
SALES:
U.S. Treasury Obligations.........  $         931
Other Investment Securities.......        138,420
                                    ----------------
                                    $     139,351
                                    ----------------

At January 31, 1997, the aggregate cost of investments in securities for Federal income tax purposes was $63,462,601. The cost basis has been adjusted for deferral of wash sale losses of $71,859. The aggregate appreciation and depreciation of investments at January 31, 1997 based on a comparison of investment values and their costs for Federal income tax purposes, was $2,487,051 and $612,851, respectively, resulting in a net appreciation of $1,874,200.

For Federal income tax purposes, the Trust had a capital loss carryover at January 31, 1997 of approximately $8,867,000, of which $2,442,000 will expire in 1998, $3,439,000 in 1999, $600,000 in 2000 and $2,386,000 in 2003. During the
year ended January 31, 1997, the Trust utilized prior years' carryover losses of approximately $4,133,000 to offset net realized gains. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing any such gains to the shareholders.

4.Investment Advisory Contract, Management Fees and
  Transactions With Affiliates

An advisory fee of $424,802 was paid or payable to Value Line, Inc. (the "Adviser"), for the year ended January 31,

--------------------------------------------------------------------------------

                                              VALUE LINE AGGRESSIVE INCOME TRUST

                                                                January 31, 1997
-------------------------------------------
1997. This was computed at an annual rate of 3/4 of 1% per year on the first $100 million of the Trust's average daily net assets for the period, and 1/2 of 1% on the average net assets in excess thereof. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services and office space. The Adviser also provides persons, satisfactory to the Trust's Trustees, to act as officers of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses. During the year ended January 31, 1997, $2,880 was paid to the Adviser for printing services.

Certain officers and directors of the Adviser and its subsidiary, Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), are also officers and a Trustee of the Trust.

At January 31, 1997, the Adviser and its subsidiaries owned 128,489 shares of beneficial interest in the Trust, representing 1.26% of the outstanding shares.

In addition, certain officers and trustees owned 14,352 shares of beneficial interest in the Trust, representing .14% of the outstanding shares.

--------------------------------------------------------------------------------

VALUE LINE AGGRESSIVE INCOME TRUST

Financial Highlights
-------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                                       Year Ended January 31,
                                                     ----------------------------------------------------------
                                                        1997        1996        1995        1994        1993
                                                     ----------------------------------------------------------

Net asset value, beginning of year.................     $ 7.64      $ 6.80      $ 8.00      $ 7.35      $ 7.18
                                                     ----------------------------------------------------------
   INCOME FROM INVESTMENT OPERATIONS:

      Net investment income........................        .75         .69         .68         .67         .67

      Net gains or losses on securities
        (both realized and unrealized).............        .57         .85       (1.20 )       .65         .17
                                                     ----------------------------------------------------------

      Total from investment operations.............       1.32        1.54        (.52 )      1.32         .84
                                                     ----------------------------------------------------------

   LESS DISTRIBUTIONS:

      Dividends from net investment income.........       (.75 )      (.70 )      (.68 )      (.67 )      (.67 )
                                                     ----------------------------------------------------------

      Change in net assets.........................        .57         .84       (1.20 )       .65         .17
                                                     ----------------------------------------------------------

Net asset value, end of year.......................     $ 8.21      $ 7.64      $ 6.80      $ 8.00      $ 7.35
                                                     ----------------------------------------------------------

Total return.......................................      18.12 %     23.79 %     (6.66 %)     18.74 %     12.30 %
                                                     ----------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (in thousands).............  $  83,765   $  41,776   $  29,760   $  46,223   $  33,527

Ratio of expenses to average net assets............       1.10 %      1.22 %      1.27 %      1.20 %      1.15 %

Ratio of net investment income
  to average net assets............................       9.70 %      9.67 %      9.23 %      8.84 %      9.40 %

Portfolio turnover rate............................        276 %       284 %       221 %       320 %       148 %

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

16